                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)


Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  CONFIDENTIAL, FOR USE OF THE
                                                  COMMISSION ONLY (AS PERMITTED
                                                  BY RULE 14A-6(E) (2))

[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or  Sec. 240.14a-12

                            SILICON VALLEY BANCSHARES
- -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                            SILICON VALLEY BANCSHARES
- -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  $550 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
               ________________________________
          (2)  Aggregate number of securities to which transaction applies:
               ________________________________
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               ________________________________
          (4)  Proposed maximum aggregate value of transaction:
               ________________________________
          (5)  Total fee paid:
               ________________________________
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
               __________________________
          (2)  Form, Schedule or Registration Statement No.:
               __________________________
          (3)  Filing Party:
               __________________________
          (4)  Dated Filed:
               __________________________

                            SILICON VALLEY BANCSHARES

                    Notice of Annual Meeting of Shareholders
                              Tuesday, May 23, 1995
                                    4:00 P.M.


TO THE SHAREHOLDERS:

I am pleased to invite you to attend the 1995 Annual Meeting of Shareholders of Silicon Valley Bancshares, which will be held at the Renaissance Meeting Center at Techmart, Silicon Valley Room, 5201 Great America Parkway, Santa Clara, California 95054, on Tuesday, May 23, 1995, 4:00 p.m., local time. The purposes of the meeting are to:

     1. Elect Directors to serve for the ensuing year and until their successors are elected.
     2. Approve amendments to the Silicon Valley Bancshares 1989 Stock Option Plan.
     3. Ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors.
     4.   Transact such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE ENCOURAGED TO MARK YOUR VOTES, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder attending the meeting may vote in person even if such shareholder has previously returned a proxy card.

Only shareholders of record at the close of business on April 3, 1995 will be entitled to vote at the meeting.


                       BY ORDER OF THE BOARD OF DIRECTORS






Clarence J. Ferrari, Jr.
Chairman of the Board

San Jose, California
April 13, 1995


- --------------------------------------------------------------------------------
ALTHOUGH YOU MAY PRESENTLY PLAN TO ATTEND THE MEETING, PLEASE INDICATE ON THE ENCLOSED PROXY CARD YOUR VOTE ON THE MATTERS PRESENTED AND SIGN, DATE AND RETURN THE PROXY CARD. IF YOU DO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU
MAY WITHDRAW YOUR PROXY AT THAT TIME. WE ENCOURAGE YOU TO VOTE FOR THE ELECTION OF ALL TEN (10) NOMINEES FOR DIRECTORS, FOR APPROVAL OF THE AMENDMENTS TO THE SILICON VALLEY BANCSHARES 1989 STOCK OPTION PLAN AND FOR RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.
- --------------------------------------------------------------------------------

                       PROXY STATEMENT - TABLE OF CONTENTS


   Matter                                                                   Page
   -----                                                                    ----
   Information Concerning the Proxy Solicitation                              1
   Proposal No. 1 - Election of Directors*                                    3
   Security Ownership of Directors and Executive Officers                     6
   Information on Executive Officers                                          7
   Report of the Personnel and Compensation Committee of the Board on
   Executive Compensation                                                     8
   Return to Shareholders Performance Graph                                  11
   Table 1 - Summary Compensation                                            12
   Table 2 - Option Grants in Fiscal Year 1994                               13
   Table 3 - Aggregated Option Exercises in Fiscal Year 1994 and
   Fiscal Year-End Option Values                                             14
   Termination Arrangements                                                  15
   Board Committees and Meeting Attendance                                   18
   Director Compensation                                                     20
   Security Ownership of Certain Beneficial Holders                          21
   Compliance with Section 16(a) of the Exchange Act                         22
   Certain Relationships and Related Transactions                            22
   Proposal No. 2 - Approval of Amendments to the 1989 Stock Option Plan*    23
   Table 4 - Amended Plan Benefits Table                                     23
   Proposal No. 3 - Ratification of Appointment of Independent Auditors*     29
   Shareholder Proposals - 1996 Annual Meeting                               29
   1994 Annual Report                                                        29
   Other Matters                                                             30

- -------------------------
   * Denotes Items to be Voted on at the Meeting

                Mailed to shareholders on or about April 13, 1995

                                 ---------------

                                 PROXY STATEMENT
                                       OF
                            SILICON VALLEY BANCSHARES
                             2232 NORTH FIRST STREET
                           SAN JOSE, CALIFORNIA  95131

                                 ---------------

                  INFORMATION CONCERNING THE PROXY SOLICITATION


GENERAL
This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy by, and on behalf of, the Board of Directors of Silicon Valley Bancshares, a California corporation and bank holding company (the "Company") for Silicon Valley Bank (the "Bank"), for use at the 1995 Annual Meeting of Shareholders of the Company to be held at the Renaissance Meeting Center at Techmart, Silicon Valley Room, 5201 Great America Parkway, Santa Clara, California 95054, ON TUESDAY, MAY 23, 1995 AT 4:00 P.M., local time and at all postponements or adjournments thereof (the "Meeting"). Only shareholders of record on April 3, 1995 (the "Record Date") will be entitled to vote at the Meeting and any postponements or adjournments thereof. At the close of business on the Record Date, the Company had 8,639,858 outstanding shares of its no par value Common Stock (the "Common Stock") held by 631 shareholders of record.

The Company's principal executive offices are located at 2232 North First Street, San Jose, CA 95131 and its telephone number at that location is (408) 383-5282.


VOTING
Shareholders of the Company's Common Stock are entitled to one vote for each share held, except that for the election of directors, each shareholder has cumulative voting rights entitling the shareholder to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. A shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates he or she chooses (up to a maximum of the number of directors to be elected). However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) for a candidate unless such candidate's or candidates' names have been placed in nomination prior to the voting in accordance with Section 2.11 of the Bylaws of the Company and the shareholder (or any other shareholder) has given notice of the shareholder's intention to cumulate votes at the Meeting prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates properly placed in nomination. The Proxy Holders are given discretionary authority under the terms of the Proxy to cumulate votes represented by shares for which they are named Proxy Holders.

Section 2.11 of the Bylaws of the Company governs nominations for election of members of the Board of Directors, as follows: nominations for election of members of the Company's Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the Secretary of the Company not less than twenty-one (21) days nor more than sixty (60) days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than twenty-one (21) days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by the Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of Common Stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of Common Stock of the Company owned by the notifying shareholder.

Nominations not made in accordance herewith may, at the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the Inspector of Election can disregard all votes cast for each such nominee.


QUORUM; ABSTENTIONS; BROKER NON-VOTES
The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this matter. Accordingly, abstentions will have the same effect as a vote against the proposal.

Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.


REVOCABILITY OF PROXIES
Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke the Proxy at any time prior to its exercise. A Proxy is revocable prior to the Meeting by delivering either a written instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Company. Such Proxy is also revoked if the shareholder is present at the Meeting and elects to vote in person.


SOLICITATION
This solicitation of proxies is made by, and on behalf of, the Board of Directors of the Company. The Company will bear the entire cost of preparing, assembling, printing and mailing Proxy materials furnished by the Board of Directors to shareholders. Copies of Proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Company's Common Stock. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and regular employees of the Company and the Bank may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Company will bear.

Unless otherwise instructed, each valid returned Proxy that is not revoked will be voted in the election of directors "FOR" the nominees to the Board of Directors, "FOR" the proposed amendments to the Company's 1989 Stock Option Plan, "FOR" ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors, and at the Proxy Holders' discretion on such other matters, if any, as may properly come before the Meeting or any postponement or adjournment thereof (including any proposal to adjourn the Meeting).

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES


The Company's Bylaws provide for a range of from ten (10) to nineteen (19) directors and permit the exact number to be fixed by the Board. Effective through May 22, 1995, the Board has fixed the exact number of directors at twelve (12). Effective as of May 23, 1995, the Board has fixed the exact number of directors at ten (10).


NOMINEES FOR DIRECTOR
All Proxies will be voted "FOR" the election of the following ten (10) nominees recommended by the Board of Directors, all of whom are incumbent directors, unless authority to vote for the election of directors is withheld. All of the nominees have served as directors of the Company since the last Annual Meeting of Shareholders, except James R. Porter. Mr. Porter recently was appointed to the Board of Directors by the Board. All incumbent directors, with the exceptions of Allan C. Kramer, M.D. and Barry A. Turkus who are not standing for re-election, are nominees for election. If any of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those listed below. Directors of the Company serve until the next annual meeting of shareholders or until their successors are elected and qualified.

The names and certain information about each of the Company's nominees for director are set forth below.


NAME OF DIRECTOR    AGE  (1) PRINCIPAL OCCUPATION OR EMPLOYMENT       DIRECTOR
- ----------------    ---  (2) OTHER BUSINESS AFFILIATIONS AND           SINCE
                             PUBLIC COMPANY DIRECTORSHIPS              -----
                             ----------------------------

Gary K. Barr        50   (1) President and Chief Executive Officer,     1982
                             Pacific Coast Capital (a real estate
                             investment and management company),
                             Carbondale, Colorado since August 1992.
                         (2) President and Chief Executive Officer,
                             Landsing Pacific Fund (a California real estate investment and management company) from 1984 to August 1992.
                             Interim Acting Chief Executive Officer of the Company and the Bank from January-May
                             1993.

James F. Burns, Jr. 57   (1) Executive Vice President and Chief          1994
                             Financial Officer, CBR Information Group
                             (a credit and mortgage reporting company), Houston, Texas since September 1988.
                         (2) Executive Vice President and Chief Financial
                             Officer, Integratec, Inc. (a company
                             providing credit origination, servicing, and collection services and the parent company of CBR Information Group prior to spin-off of CBR in 1993) from 1988-1993.

John C. Dean        47   (1) President and Chief Executive Officer of    1993
                             the Company and the Bank since May 1993.
                         (2) Advisory Member of Board of Directors,
                             American Central Gas Companies, Inc.,
                             Tulsa, Oklahoma since August 1994. Also, see "Information on Executive Officers" below.

NAME OF DIRECTOR    AGE  (1) PRINCIPAL OCCUPATION OR EMPLOYMENT       DIRECTOR
- ----------------    ---  (2) OTHER BUSINESS AFFILIATIONS AND            SINCE
                             PUBLIC COMPANY DIRECTORSHIPS               -----
                             ----------------------------

Clarence J.
Ferrari, Jr., Esq.  60   (1) Principal, Ferrari, Alvarez, Olsen          1983
                             and Ottoboni (Attorneys-at-Law),
                             San Jose, California.
                         (2) Chair of the Company Board and of
                             the Bank Board.

Henry M. Gay        70   (1) Retired.                                    1982
                         (2) Founder and Director, Triad Systems
                             Corporation (a computer software company),
                             Livermore, California since 1971.

Daniel J.
Kelleher(1)         52   (1) Private Investor, Los Altos Hills,          1986
                             California.

James R. Porter     59   (1) President, Chief Executive Officer,         1994
                             and Director, Triad Systems Corporation
                             (a computer software company),
                             Livermore, California since September 1985.
                         (2) Member of Board of Directors, Brock Control
                             Systems (a sales automation company),
                             Atlanta, Georgia since April 1993.
Michael Roster,
Esq.(2)             49   (1) General Counsel, Stanford University,       1994
                             Stanford, California since August 1993.
                         (2) From 1987-1993, partner in the national
                             law firm of Morrison & Foerster.

Roger V. Smith(3)   53   (1) Partner, Smith Venture Group (a venture     1983
                             capital firm), Palo Alto, California since
                             February 1994.
                         (2) Chief Executive Officer of the Company and
                             the Bank from 1983-1993.  Also, Member of
                             Board of Directors, Lazertron Corp. (an
                             electronic game manufacturing company),
                             Pleasanton, California.

Ann R. Wells        51   (1) Chief Executive Officer, Ann Wells          1986
                             Personnel Services, Inc. (a  personnel
                             agency), Sunnyvale, California since
                             January 1980.

- --------------------
(1) Chair-Elect of the Company Board and the Bank Board, such chairmanship to be effective the day following the 1995 Annual Meeting of Shareholders (subject to re-election to the Boards).
(2) Vice Chair-Elect of the Company Board and the Bank Board, such vice-chairmanship to be effective the date following the 1995 Annual Meeting of Shareholders (subject to re-election to the Boards).
(3) Pursuant to an agreement among the Company, the Bank, and Mr. Smith, the Company has agreed to nominate Mr. Smith as a director of the Company in 1995.

The names and certain information about the Company's two incumbent directors not standing for re-election are set forth below.

NAME OF DIRECTOR    AGE  (1) PRINCIPAL OCCUPATION OR EMPLOYMENT       DIRECTOR
- ----------------    ---  (2) OTHER BUSINESS AFFILIATIONS AND           SINCE
                             PUBLIC COMPANY DIRECTORSHIPS              -----
                             ----------------------------



Allan C. Kramer,
M.D.                58   (1) President and Chief Executive Officer,      1986
                             The Kramer Group (a business and property management company), Los Altos, California.
                         (2) President and Chief Executive Officer of
                             Professional Insurance Exams, Inc.
                             (a professional medical group specializing in medical examinations).

Barry A. Turkus     48   (1) President, BT Commercial (a real estate     1982
                             brokerage company), San Jose, California since November 1981.


VOTE REQUIRED
The ten (10) nominees for directors receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information regarding beneficial ownership as of the Record Date of the Company's Common Stock by each of the Company's directors, by each of the executive officers named in the Summary Compensation Table and by all current directors and executive officers as a group. Unless otherwise noted, the respective nominees have sole voting and investment power with respect to the shares shown in the table as beneficially owned.

                                Aggregate Number of     Percent of
                                Shares Beneficially Outstanding Shares
             Name                    Owned
- ----------------------------------------------------------------------
DIRECTORS
- ----------------------------------------------------------------------
Gary K. Barr                         58,725 (a)            .68%
- ----------------------------------------------------------------------
James F. Burns, Jr.                      0                   0
- ----------------------------------------------------------------------
John C. Dean*                     160,683 (b),(n)          1.85%
- ----------------------------------------------------------------------
Clarence J. Ferrari, Jr., Esq.       69,802 (c)            .81%
- ----------------------------------------------------------------------
Henry M. Gay                         47,332 (d)            .55%
- ----------------------------------------------------------------------
Daniel J. Kelleher                  87,381  (e)            1.01%
- ----------------------------------------------------------------------
Allan C. Kramer, M.D.                90,833 (f)            1.05%
- ----------------------------------------------------------------------
James R. Porter                          0                   0
- ----------------------------------------------------------------------
Michael Roster, Esq.                   2,000               .02%
- ----------------------------------------------------------------------
Roger V. Smith                    318,944 (g),(o)          3.60%
- ----------------------------------------------------------------------
Barry A. Turkus                      37,986 (h)            .44%
- ----------------------------------------------------------------------
Ann R. Wells                         83,930 (i)            .97%
- ----------------------------------------------------------------------
EXECUTIVE OFFICERS
- ----------------------------------------------------------------------
A. John Busch                      14,447 (j),(p)          .17%
- ----------------------------------------------------------------------
John C. Dean                     (See listing above under "Directors")
- ----------------------------------------------------------------------
Dennis G. Uyemura                    7,769 (q)             .09%
- ----------------------------------------------------------------------
James F. Forrester                 47,463 (k),(r)          .55%
- ----------------------------------------------------------------------
Richard H. Harding                 21,941 (l),(s)          .25%
- ----------------------------------------------------------------------
Allyn C. Woodward                 101,498 (m),(t)          1.16%
- ----------------------------------------------------------------------
All current directors and           1,150,734**           12.62%
- ----------------------------------------------------------------------
executive officers as a group
(17 persons)
- ----------------------------------------------------------------------

- -------------------------------

Includes (1) the following number of shares subject to options where the options are exercisable within 60 days after the Record
Date and (2) the following number of shares under the Company's Employee Stock Ownership Plan:
(1)                       (1) (CON'T)             (2)
     (a)  34,000 shares       (h)  4,000 shares      (n)   46,965  shares
     (b)  37,500 shares       (i)  13,193 shares     (o)   12,223  shares
     (c)  10,893 shares       (j)  9,690 shares      (p)    1,885  shares
     (d)  4,000 shares        (k)  19,673 shares     (q)    1,073  shares
     (e)  13,193 shares       (l)  17,940 shares     (r)    9,272  shares
     (f)  13,193 shares       (m)  74,056 shares     (s)    1,746  shares
     (g)  229,325 shares                             (t)    9,111  shares


* Share ownership shown does not include 10,000 shares in the aggregate held in two trusts for which Mr. Dean's brother serves as trustee for the benefit of Mr. Dean's two daughters, as to which shares Mr. Dean disclaims beneficial ownership.

** Includes 480,656 shares subject to options where the options are exercisable within 60 days after the Record Date.

                        INFORMATION ON EXECUTIVE OFFICERS

The positions and ages as of the Record Date of the executive officers of the Company are as set forth below. There are no family relationships among directors or executive officers of the Company.


NAME AND POSITION             AGE            BUSINESS EXPERIENCE        EMPLOYEE
- -----------------             ---            -------------------          SINCE
                                                                          -----
JOHN C. DEAN                  47   Prior to joining the Company and the    1993
President, Chief Executive         Bank in May 1993, Mr. Dean served as
Officer and Director of the        President and Chief Executive Officer of
Company and the Bank               Pacific First Bank, a $6.5 billion
                                   Federal savings bank headquartered in
                                   Seattle, Washington from December 1991
                                   until April 1993.  From 1990 to 1991,
                                   Mr. Dean served as Chairman and Chief
                                   Executive Officer of First Interstate
                                   Bank of Washington, and from 1986 to
                                   1990, Chairman and Chief Executive
                                   Officer of First Interstate Bank of
                                   Oklahoma.

ALLYN C. WOODWARD, JR.        54   Mr. Woodward served as Senior Vice      1990
Former Senior Executive Vice       President and Group Manager of the
President and Chief Operating      Bank of New England, N.A., National
Officer of the Bank                Technology Industry Group, from
(Resignation effective             1984 until joining the Bank in 1990 as
April 1, 1995)                     Executive Vice President and Manager
                                   of the Technology Division's East Coast
                                   Office.  Mr. Woodward was promoted to
                                   Senior Executive Vice President and
                                   Chief Operating Officer of the Bank in
                                   May 1993.

A. JOHN BUSCH                 40   Mr. Busch served as Executive Vice      1993
Executive Vice President,          President and Chief Lending and
Chief Credit Officer and           Credit Officer at First National Bank
General Counsel of the             in San Diego, California from January
Company and the Bank               1992 until joining the Bank in August
                                   1993.  From 1982 until January 1992,
                                   Mr. Busch held increasingly responsible
                                   positions with Union Bank in Los Angeles,
                                   California in the merchant banking and
                                   legal departments.

DENNIS G. UYEMURA             46   Mr. Uyemura served as Senior Vice       1994
Executive Vice President and       President and Chief Financial Officer
Chief Financial Officer of the     of the Federal Home Loan Bank of San
Company and the Bank               Francisco from May 1993 until joining
                                   the Company and the Bank in May 1994
                                   as Executive Vice President and Chief
                                   Financial Officer.  From January 1992
                                   until April 1993, Mr. Uyemura held the
                                   position of Senior Partner and Chief
                                   Financial Officer of Pacific First Bank.
                                   From  July 1988 until December 1991,
                                   Mr. Uyemura served as Executive Vice
                                   President and Chief Financial Officer
                                   of First Interstate Bank of
                                   Washington.

JAMES F. FORRESTER            51   Mr. Forrester joined the Bank in        1987
Executive Vice President and       1987 as Senior Vice President of
Manager of the Bank's Special      Operations and Administration.  In
Industries and Northern            1990, Mr. Forrester founded the
California Technology Groups       Bank's Southern California office
                                   and managed that office until August
                                   1993.  Mr. Forrester returned to
                                   Northern California in 1993 to manage
                                   the Bank's Special Industries Group.
                                   In February 1995, Mr. Forrester
                                   additionally took over management of
                                   the Bank's Northern California
                                   Technology Group.

RICHARD H. HARDING            51   Mr. Harding served as a Partner         1993
Executive Vice President           in Pacific First Bank's Private
and Manager of the Bank's          and Business Banking Division from
Strategic Financial                January 1992 until joining the
Services Group                     Bank in April 1993.  From August
                                   1973 until January 1992, Mr. Harding
                                   held increasingly responsible
                                   positions in First Interstate Bank of
                                   Washington's Corporate Banking
                                   Division.

  REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE OF THE BOARD ON EXECUTIVE
                                  COMPENSATION

THE REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE INFORMATION CONTAINED IN THE REPORT BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Decisions regarding compensation of the Company's executive officers, including those related to stock and stock options, are considered by the full Board of Directors, based upon the recommendations and analysis performed by the Personnel and Compensation Committee (the "Committee"), currently comprised of Ms. Wells, Chair, and Mssrs. Barr, Kelleher and Roster.

KEY PRINCIPLES
The Committee has adopted the following principles to use for guidance in setting compensation:

     -    PAY COMPETITIVELY.

          - The Committee maintains a philosophy that executive compensation levels should be competitive with that provided to others in other financial institutions of comparable size. In that way, the Company can attract and retain highly-qualified executives critical to the Company's long-term success.

          - Consistent with this philosophy, the Committee regularly obtains information regarding executive salary levels in the financial institutions industry through various sources, including compensation surveys conducted by banking industry associations and independent compensation consultants.

          - The Committee attempts to set (a) base compensation at the midpoint of the range and (b) total compensation (including incentive compensation) in the range of 75th to 90th percentile (subject to the Company's financial performance in the top quartile of the Company's competitive group).

     -    TIE INCENTIVE COMPENSATION TO COMPANY FINANCIAL PERFORMANCE.

          - The Company's incentive compensation program is generally based on measured financial performance of the Company and of the division managed by the executive officer, if applicable. Incentive payouts primarily depend on results, not efforts. Payouts are calculated as percentages of base salaries, with threshold, target, and stretch payout percentages being set at the beginning of each calendar year. Actual payouts, i.e. whether threshold, target, or stretch amounts, depend on achievement of specifically-defined goals, including corporate, division, and individual goals.

          - In developing the 1994 Incentive Compensation Program, the Committee reviewed the executive compensation programs of the Bank's competitive group. The competitive group included 10 banks meeting the following criteria: 1) total assets in the range of $500 million to $4 billion; 2) retail loans constituting less than 50% of total loans; 3) comparable risk profile (as determined by leverage ratio and non-performing loan ratio); and
               4) location in a major metropolitan area. Within the 10-bank competitive group, the Committee reviewed not only incentive compensation bonuses, but also the base salaries and other annual compensation of the Named Officers (individually and as a group). The 1994 aggregated base salary and bonus paid to the Chief Executive Officer of the Company and the Bank (John Dean) ranked in the 25th percentile level of aggregated base salaries and bonuses paid to chief executive officers in the 10-bank group in 1994.

In 1994, incentive compensation goals for executive officers were tied to the Company's profitability, and, if applicable, the financial results of the division managed by the executive officer. The Company's profitability comprised a minimum of 45% of each executive officer's incentive compensation goals. For the Chief Executive Officer of the Company and the Bank (John Dean), 100 % of his incentive compensation payout depended on the Company's 1994 profitability.
                                        8

INCENTIVE COMPENSATION PAID BASED ON 1994 COMPANY PERFORMANCE

     -    ACTUAL INCENTIVE COMPENSATION PAYMENTS.

          - CHIEF EXECUTIVE OFFICER. 100% of John Dean's 1994 incentive compensation payment depended on total Company profitability. Under the 1994 Incentive Compensation Program, the threshold, target, and stretch payout amounts (represented as percentages of base salary) for John Dean were 10%, 30%, and 65%, respectively. The Company's 1994 net income exceeded the target goal but was less than the stretch goal. Accordingly, John Dean's incentive compensation payment of $123,681 (all of which was paid in stock) represented 48.7% (that point on the continuum between the target and stretch payouts of 30% and 65%, respectively, as representative of actual 1994 company profitability between the target and stretch profitability goals) of his base salary on December 31, 1994 ($254,200).

          - OTHER EXECUTIVE OFFICERS. In addition to the Company's profitability, the Personnel and Compensation Committee set other goals for the other executive officers' threshold, target, and stretch payment goals, namely division and individual performances. For those executive officers in profit-generating units, including Allyn Woodward, James Forrester, and Richard Harding, division goals (and actual payments) were tied to net profitability of the respective division, increase in the division's deposits, and client calls made by the division. For those executive officers in support divisions, including John Busch, 1994 incentive compensation goals (and actual payments) were tied to management of credit risk, client service, and minimization of audit risk.

     -    PAYMENTS IN COMPANY STOCK.

          - 100% of the incentive compensation payment to John Dean was paid in Company stock. 60% of the incentive compensation payments to Allyn Woodward and John Busch were paid in Company stock (with the balance having been paid in cash).


TAX CONSEQUENCES
To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. The Committee will consider various alternatives to preserving the deductibility of compensation payments (and specifically, pursuant to Section 162(m) of the Internal Revenue Code) to the extent reasonably practicable and to the extent consistent with its other compensation objectives.




                      PERSONNEL AND COMPENSATION COMMITTEE

                  ANN R. WELLS, CHAIR (since January 24, 1995)
                                  GARY K. BARR
                        JOHN C. DEAN (until May 18, 1994)
                DANIEL J. KELLEHER (Chair until January 24, 1995)
                    ALLAN C. KRAMER (until December 31, 1994)
                      MICHAEL ROSTER (since June 28, 1994)

PERSONNEL AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 1994, the Personnel and Compensation Committee performed all compensation functions of the Board of Directors. With regard to stock-based compensation (including under the Company's employee benefit plans), the Personnel and Compensation Committee worked with the Stock Committee, which has primary responsibility for reviewing and approving the Company's stock-based compensation plans. (See discussion below under "Board Committees and Meeting Attendance" for additional information on the Personnel and Compensation Committee and the Stock Committee). The Personnel and Compensation Committee and the Stock Committee are currently chaired by Ms. Ann Wells, with Mssrs. Barr, Kelleher and Roster serving as members. With the exceptions of Mr. Dean, President and Chief Executive Officer of the Company and the Bank, and Mr. Barr, who served as Interim Acting Chief Executive Officer of the Bank during the period January 1993 through May 1993, none of the aforementioned persons has ever been an officer or employee of the Company or the Bank.

Ann R. Wells, Chief Executive Officer of Ann Wells Personnel Services, Inc., provided temporary employment and recruiting services to the Bank in 1994 and is expected to perform such services in 1995. The fees paid to Ann Wells Personnel Services by the Bank in 1994 did not exceed five (5) percent of the firm's gross revenues for the year and are comparable to those charged by unrelated parties for similar services.

Freedom Travel (of which Daniel J. Kelleher was a principal owner until March
1995) provided travel agency services to the Bank in 1994 and is expected to perform such services in 1995. The fees paid to Freedom Travel by the Bank in 1994 did not exceed five (5) percent of the Company's gross revenues for the year and are comparable to those charged by unrelated parties for similar services.

As a state-chartered bank that is a member of the Federal Reserve System, the Bank is subject to regular examinations by the California State Banking Department ("Department") and the Federal Reserve Bank of San Francisco. In a concurrent Department/Federal Reserve Bank of San Francisco examination concluded in the fourth quarter of 1993, the regulators identified two loans to Mr. Barr, a director, totaling $529,000 at December 31, 1993, which, in the regulators' opinion, involved more than a normal risk of default. Both loans were upgraded during 1994 and accordingly, as of December 31, 1994, both loans were graded to reflect no more than a normal risk of default. Mr. Barr repaid one of the loans in full in February 1995. As of February 28, 1995, the outstanding balance on the other loan was $266,670.

                    RETURN TO SHAREHOLDERS PERFORMANCE GRAPH

The following graph compares, for the period from December 31, 1989 through December 31, 1994, the yearly percentage change in the cumulative total shareholder return on the Common Stock of the Company with (i) the cumulative total return of the S&P 500 market index, (ii) the cumulative total return of the NASDAQ market index and (iii) the cumulative total return of the Montgomery Securities' WESTERN BANK MONITOR California Independent Bank Proxy market index. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future stock price performance.


                    COMPARISON OF FIVE YEAR CUMULATIVE TOTAL
                RETURN AMONG SILICON VALLEY BANCSHARES, S&P 500,
           NASDAQ AND CALIFORNIA INDEPENDENT BANK PROXY MARKET ISSUES


                                     [GRAPH]



                                                       December 31,
                                      -----------------------------------------
                                        1989   1990   1991   1992   1993   1994
                                        ----   ----   ----   ----   ----   ----
Silicon Valley Bancshares                100 108.29 147.86  93.73 115.04 153.38
S&P 500                                  100  93.44 118.02 123.29 131.99 129.96
California Independent Bank Proxy        100  87.47  83.46  82.46  98.04 103.01
NASDAQ                                   100  82.20 128.92 148.84 170.79 165.33

                         TABLE 1 - SUMMARY COMPENSATION

The following table sets forth certain information for each of the last three
(3) fiscal years concerning the compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company and of the Bank ("Named Officers") (based on salary plus bonus for 1994):

- ------------------------------------------------------------------------------------------------------------------------------------
                                                  Annual Compensation                 Long-Term Compensation
                                          ------------------------------------------------------------------------------
                                                                                              Awards             Payouts
                                                                                  --------------------------------------
                                                                          Other                   Securities
                                                                         Annual      Restricted   Underlying              All Other
                                                                         Compen-        Stock      Options/       LTIP     Compen-
           Name and                        Salary(1)     Bonus          sation(2)     Award(3)      SARs(4)      Payouts  sation(5)
      Principal Position           Year       ($)         ($)              ($)           ($)          (#)          ($)       ($)
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
JOHN C. DEAN(6)
President and Chief                1994    $250,525    $123,681(10)           --            --           --        --      $19,998
Executive Officer                  1993    $175,346     $75,000          $87,741      $475,000      100,000        --       $1,000


ALLYN C. WOODWARD, JR.(7)          1994    $210,525     $92,911(10)           --            --       10,000        --      $19,998
Former Executive Vice President    1993    $214,825     $90,000          $54,255      $243,750       22,500        --      $24,584
and Chief Operating Officer        1992    $171,250     $49,000               --            --       36,000        --      $20,368


A. JOHN BUSCH(8)
Executive Vice President, Chief    1994    $155,525     $77,523(10)           --            --        3,500        --      $19,998
Credit Officer and General         1993     $59,104     $50,000          $91,620            --       25,000        --           --
Counsel


JAMES F. FORRESTER
Executive Vice President           1994    $145,675     $73,238               --            --       15,000        --      $19,998
                                   1993    $142,083     $60,000         $118,125            --       15,000        --      $18,369
                                   1992    $115,000     $37,000               --            --        6,000        --      $16,060

RICHARD H. HARDING(9)
Executive Vice President           1994    $135,525     $67,784               --            --        3,500        --      $18,630
                                   1993     $92,596     $30,000          $35,283            --       25,000        --       $1,000

__________________________
(1)  Includes amounts deferred at the election of the executive officer.
(2) Amounts in this column represent relocation costs incurred by the employee and reimbursed by the Bank. Amounts for the years shown are not reflected if the total value of perquisites paid to the executive officer during a fiscal year did not exceed, in the aggregate, the lesser of $50,000 or 10% of the individual's salary plus bonus in the subject year.
(3) As of December 31, 1994, Mr. Dean held 50,000 restricted shares of the Company's Common Stock, with a market value of $675,000. At December 31, 1994, Mr. Woodward held 25,000 restricted shares of the Company's Common Stock, with a market value of $337,500. Market values were based on the $13.50 closing market price of the Company's Common Stock on the National Association of Securities Dealers Automated Quotation/National Market System on December 30, 1994. Holders of restricted stock have rights equivalent to those of other shareholders, including voting rights and rights to dividends. Since the date of grant, Mr. Dean's and Mr. Woodward's restricted stock grants were amended to change the vesting, which provided for a three-year vesting period beginning in 1994, and replaced such vesting with cliff-vesting in 1996 (with vesting contingent upon continued employment). Upon Mr. Woodward's resignation as of April 1, 1995, Mr. Woodward's shares will be forfeited to the Company.
(4) The numbers in this column reflect securities underlying options. No Stock Appreciation Rights ("SARs") were awarded during the years 1992 through 1994.
(5) Amounts in this column represent employer contributions to the Company's Employee Stock Ownership Plan and 401(k) Plan.
(6)  Mr. Dean joined the Company and the Bank in May 1993.
(7)  Mr. Woodward resigned effective as of April 1, 1995.
(8)  Mr. Busch joined the Bank in August 1993.
(9)  Mr. Harding joined the Bank in April 1993.

                                       12

(10) These bonuses were payable in stock, with the number of shares tied to the closing market price of the Company's stock ($13.625) on the date of Board approval of the bonuses (January 24, 1995). With regard to such stock grants, the Board offered the executive officers their choice of the following: (1) 100% of the bonus amount would be paid in stock, with the officer being responsible to pay out-of-pocket the taxes related to such stock grant or (2) the bonus amount would be paid in part stock and part cash, with the cash portion of such bonus amount being equal to the amount of taxes payable on the total bonus amount. (Such cash portion was withheld by the Company to pay the taxes, and accordingly, no cash was payable to the executive). Mr. Dean selected the former option, and Mssrs. Woodward and Busch selected the latter option.

DENNIS G. UYEMURA, Executive Vice President and Chief Financial Officer of the Company and the Bank, joined the Company and the Bank in May 1994. If Mr. Uyemura had been an employee of the Company and the Bank for the full 1994 fiscal year, he would have been one of the five most highly compensated officers of the Company and the Bank in 1994.


STOCK OPTIONS
The following table sets forth information concerning the grant of options to purchase the Company's Common Stock to the Named Officers during 1994:


- ----------------------------------------------------------------------------------------------------------------------
                                        TABLE 2 - OPTION/SAR GRANTS IN LAST FISCAL YEAR
- ----------------------------------------------------------------------------------------------------------------------
                                                  INDIVIDUAL GRANTS IN 1994(1)
- ----------------------------------------------------------------------------------------------------------------------


                                  NUMBER OF     PERCENT OF
                                 SECURITIES    TOTAL OPTIONS                               POTENTIAL REALIZABLE VALUE
                                 UNDERLYING        /SARs                                     AT ASSUMED ANNUAL RATES
                                  OPTIONS/      GRANTED TO     EXERCISE OR                       OF STOCK PRICE
                                    SARs       EMPLOYEES IN    BASE PRICE    EXPIRATION      APPRECIATION FOR OPTION
                                 GRANTED(#)     FISCAL YEAR     (%/SHARE)       DATE                  TERM
NAME                                                                                          5%($)          10%($)
- ----------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------
John C. Dean                          --             --             --             --             --             --
- ----------------------------------------------------------------------------------------------------------------------
Allyn C. Woodward, Jr.            10,000          4.69%          $9.88       01/25/99        $27,297        $60,318
- ----------------------------------------------------------------------------------------------------------------------
A. John Busch                      3,500          1.64%          $9.88       01/25/99         $9,554        $21,111
- ----------------------------------------------------------------------------------------------------------------------
James F. Forrester                15,000          7.03%          $9.88       01/25/99        $40,945        $90,478
- ----------------------------------------------------------------------------------------------------------------------
Richard H. Harding                 3,500          1.64%          $9.88       01/25/99         $9,554        $21,111
- ----------------------------------------------------------------------------------------------------------------------

__________________________
(1) Consists entirely of options granted pursuant to the Company's 1989 Stock Option Plan (the "Plan"). The Plan provides for administration of the Plan by the Board of Directors of the Company, or by the Stock Committee (to which Committee the Board has delegated authority to administer the Plan) (the "Administrator"). As Administrator, the Stock Committee designates the persons to be granted options, the type of option, the number of underlying shares, the exercise price, the date of grant and the date options are exercisable. The Administrator also has broad discretion to amend outstanding options or to effect repricings. These options were granted at 100% of the fair market value of the Company's Common Stock on the date of grant. The option grants vest ratably over three years and expire five years from the date of grant. Upon a "change in control" of the Company or the Bank, the options will become fully exercisable.

The following table sets forth information concerning the exercise of options during 1994 and the options held at 1994 fiscal year-end by Named Officers.

- -------------------------------------------------------------------------------------------------------------
                    TABLE 3 - AGGREGATED OPTION / SAR EXERCISES IN LAST FISCAL YEAR AND
                                   FISCAL YEAR-END OPTION / SAR VALUES (1)
- -------------------------------------------------------------------------------------------------------------

                         SHARES
                        ACQUIRED                      NUMBER OF SECURITIES
                           ON           VALUE        UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE
                        EXERCISE    REALIZED (2)     OPTIONS / SARs AT FISCAL      MONEY OPTIONS / SARs AT
                           (#)           ($)                YEAR-END                 FISCAL YEAR-END (3)
NAME                                               EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------
John C. Dean                --             --         25,000         75,000       $114,000       $342,000
- -------------------------------------------------------------------------------------------------------------
Allyn C. Woodward, Jr.   3,385        $17,602         61,251         36,729       $267,289       $150,540
- -------------------------------------------------------------------------------------------------------------
A. John Busch               --             --          8,500         20,000        $26,520        $64,150
- -------------------------------------------------------------------------------------------------------------
James F. Forrester          --             --         24,939         26,880       $146,495        $82,812
- -------------------------------------------------------------------------------------------------------------
Richard H. Harding          --             --          8,500         20,000        $43,520        $97,150
- -------------------------------------------------------------------------------------------------------------


EMPLOYEE STOCK OWNERSHIP PLAN
The Company makes annual contributions to the Employee Stock Ownership Plan ("ESOP" or the "Plan"), a qualified defined contribution plan. The assets of the ESOP (Company stock) are held in trust for the exclusive benefit of the employee-participants. Prior to 1994, Company contributions to each employee's account constituted 10% of such employee's total compensation. In 1994, the Company modified the ESOP such that annual contribution amounts would be tied to the Company's profitability. Under the new program effective in 1994, the guaranteed contribution was 5% of each employee's eligible base compensation, with, however, an additional potential 10% (of eligible base compensation) to be paid, depending on attaining Company profitability goals (subject to certain limitations on contributions under the Internal Revenue Code and other limitations, including vesting provisions, under the Plan). The Company's profitability in 1994 (between the target and stretch goals) resulted in payments to each employee of 12.67% of 1994 annual base compensation.



_________________________
(1) Consists entirely of stock options. No stock appreciation rights ("SARs") have been awarded to date.
(2) Represents the market price of the underlying securities on the date of the option exercise, minus the exercise price.
(3) Represents the market value of the underlying securities at 1994 fiscal year-end, based on the $13.50 closing market price of the Company's Common Stock on the National Association of Securities Dealers Automated Quotation/ National Market System on December 30, 1994, less the exercise price.

                            TERMINATION ARRANGEMENTS

The Bank has entered into Termination Agreements ("Termination Agreements") with Mssrs. Dean, Busch, Forrester, Harding, and other executive officers. The Termination Agreements provide for severance pay and continuation of certain benefits if (1) the executive's employment is terminated following a "Change In Control" (defined below) or (2) the executive is terminated without cause, other than in connection with a Change In Control. The Termination Agreements were approved by disinterested members of the Boards of Directors of the Company and the Bank during 1994.

TERMINATION FOLLOWING A CHANGE IN CONTROL. In order for an executive to receive benefits under the Termination Agreements following a Change In Control, the executive must (i) be terminated involuntarily without cause or constructively terminated within 12 months following the Change In Control or (ii) voluntarily terminate his employment within 180 days following a Change In Control (in which case he retains the right to limited severance benefits, including one-half of the termination payments otherwise provided for following a Change In Control).

Under the Termination Agreements, a "Change In Control" will be deemed to have occurred in any of the following circumstances:

(1) the acquisition of fifty percent or more of the outstanding voting stock of the Company or the Bank by any person or entity, with certain exceptions for employee benefit plans of the Company or the Bank;

(2) the acquisition of twenty-five percent or more of the outstanding voting stock of the Company or the Bank by any person or entity and a change in the composition of the Board during the following 12 months such that those persons serving as directors immediately prior to the share acquisition, and those new directors elected by a vote of at least two-thirds of the directors of the Company or the Bank, cease to make up at least sixty percent of the directors of the Company or the Bank;

(3) a merger or consolidation of the Company or the Bank with any other corporation, other than a merger or consolidation in which the shareholders of the Company or the Bank immediately prior thereto continue to own at least seventy-five percent of the outstanding voting stock of the surviving entity; or

(4) the complete liquidation of the Company or the Bank, or disposition of all or substantially all of the Company's or the Bank's assets.

A constructive termination is deemed to have occurred if the executive resigns in writing following a reduction in the executive's then annual base salary, a material reduction in the executive's responsibilities, incentive compensation or benefits, or a relocation by more than 50 miles of the principal place at which the executive works.

Under the Termination Agreements, the amount of severance benefits payable to an executive whose employment is terminated during the 12 months following a Change in Control is dependent upon the "transaction price multiple" of the then book value of the Company or the Bank. As the transaction price multiple of book value increases above 1.0, the severance benefit (represented as a multiple of the executive's base salary) increases. For the percentage of consideration received in excess of book value, the executive is entitled to receive twice that percentage multiplied by his then annual base salary. Also, the executive is entitled to a pro rata portion of earned bonus compensation. Finally, all outstanding options (representing interests in the Company's Common Stock) will become immediately and fully vested (and may be exercised within three months following termination) and all restrictions upon any restricted Company stock will lapse immediately and all such shares will become fully vested.

In linking the amount of termination payments within 12 months following a Change In Control to the transaction price multiple of book value, the Boards of Directors of the Company and the Bank underscored their view that management should be rewarded correspondingly for increased shareholder value. Therefore, the amount of severance payments to executives under the Termination Agreements increases in direct proportion to increases in value realized through a Change in Control of the Company or the Bank. Conversely, sale of the Company or the Bank for less than book value, would result in no cash payout to executives under the Termination Agreements, although they would still be entitled to acceleration of vesting and continuation of benefits.

The severance program approved by the Boards of the Company and the Bank includes non-executive Bank officers above a specified grade level in the Bank. The amount of severance benefits payable to officers below the executive level is likewise dependent upon the "transaction price multiple" described above. Under the program for non-executive officers, as the grade level of the officer in the Bank increases, the multiple of the officer's base salary used in determining the severance benefit increases.

In reviewing the proposed Termination Agreements, the Boards of the Company and the Bank researched change in control protections afforded to employees in other banking institutions of similar size. Based on this review, it is the Board's view that the program approved by the Boards is less generous to employees than programs typically afforded to other institutions' employees, particularly, in light of the required premium benefits to shareholders as a condition to any cash severance payments being made.

TERMINATION WITHOUT CAUSE. Under the Termination Agreements, executives are entitled to different severance benefits if they are terminated without cause either prior to a Change in Control or more than 12 months after a Change in Control. The severance benefit is equal to 50% of the executive's then annual base salary, plus a pro rata portion of earned bonus compensation. The payment may be made in a lump sum or, at the executive's election, in equal monthly installments for a period not to exceed six months from the date of termination. During the period, the executive is entitled to receive reasonable outplacement services and continuation of insurance and other health related benefits provided by the Bank. Also, all outstanding options (representing interests in the Company's Common Stock) on the date of termination will become immediately and fully vested (and may be exercised within three months following termination) and all restrictions upon any restricted Company stock will lapse immediately and all such shares will become fully vested.

LIMITATION ON SEVERANCE PAYMENTS. To the extent that the severance payments otherwise called for by the Termination Agreements would trigger "golden parachute" tax treatment pursuant to Section 280G and/or Section 4999 of the Internal Revenue Code, the payments will be reduced so that such adverse tax consequences to the Company are not triggered.

DEAN EMPLOYMENT AGREEMENT
Mr. Dean entered into an employment agreement with the Company and the Bank, effective April 12, 1993. The agreement provided for a one-year term of employment, renewable annually thereafter by mutual agreement. Mr. Dean's employment agreement provides for a grant of 50,000 shares of restricted stock, 25% of which shares vested on each of March 31, 1993, 1994, and 1995, with the final 25% of the shares vesting on March 31, 1996. Additionally, under Mr. Dean's employment agreement, the Company granted Mr. Dean options to purchase 50,000 shares of the Company's common stock pursuant to the Company's 1989 Stock Option Plan. The options vest as to 25% each year, beginning in 1994. With the adoption of the above-described Termination Agreements and with the exception of the above-described terms in Mr. Dean's employment agreement, most key provisions of Mr. Dean's employment agreement have been superseded.

SMITH EMPLOYMENT AGREEMENT
Mr. Smith resigned as Vice Chairman of the Company and the Bank, effective February 18, 1994. Mr. Smith continues to serve on the Board of Directors of the Company. In connection with Mr. Smith's resignation, the Company and the Bank agreed to pay Mr. Smith $260,000, payable over a 24-month period from March 20, 1994 to March 20, 1996. Pursuant to the agreement, Mr. Smith will remain an employee of the Bank until March 20, 1996. Until such date, all options held by Mr. Smith will continue to be outstanding and vest in accordance with their respective terms.

WOODWARD CONSULTING AGREEMENT
Mr. Woodward resigned as Senior Executive Vice President and Chief Operating Officer of the Bank, effective April 1, 1995. It is contemplated that the Bank and Mr. Woodward will enter into a consulting agreement, pursuant to which Mr. Woodward will continue to serve as a consultant to the Bank until October 1996. Under the currently proposed consulting agreement, the Bank will pay Mr. Woodward $214,200 over the 19-month period from April 1995 to October 1996, for Mr. Woodward's services as a consultant. Until October 1996, all stock options held by Mr. Woodward will continue to be outstanding and vest in accordance with their respective terms. Additionally, the Company and the Bank contemplate granting Mr. Woodward 25,000 shares of the Company's Common Stock, which would vest as to 1/3 of such number of shares on each of January 5, 1996, 1997 and 1998, contingent upon Mr. Woodward's non-competition with the Bank through and including the respective vesting dates.(1)

AGREEMENTS WITH KRAMER AND TURKUS
The Company and the Bank contemplate entering into respective agreements with Mssrs. Kramer and Turkus, pursuant to which Mssrs. Kramer and Turkus will acknowledge that they will not stand for reelection as directors of the Company and the Bank at the 1995 Annual Meetings of the Company and the Bank, respectively. Under the currently proposed agreements, the Company would grant 2,500 unrestricted shares of the Company's Common Stock to each respective director in exchange for a release.(2)




_________________________
(1) As noted in Footnote 3 to the Summary Compensation Table in this Proxy Statement, Mr. Woodward's 25,000 restricted shares of the Company's Common Stock held at December 31, 1994 were forfeited to the Company. The grant described in this paragraph constitutes a new grant to Mr. Woodward.

(2) Pursuant to the proposed Amendments to the Company's 1989 Stock Option Plan described in this Proxy Statement, Mssrs. Kramer and Turkus will not be entitled to the 1995 Grant under the automatic stock grant program for directors. See "Proposal No. 2: Approval of Amendments to the Silicon Valley Bancshares 1989 Stock Option Plan".

                     BOARD COMMITTEES AND MEETING ATTENDANCE

The Company and the Bank have Audit, Directors' Loan, Executive, Finance, Personnel and Compensation/Stock Committees of their respective Boards of Directors. Members as of the Record Date were as follows:


AUDIT                              DIRECTORS' LOAN              EXECUTIVE
- -----                              ---------------              ---------
Barry A. Turkus, Chair             Gary K. Barr, Chair          Clarence J. Ferrari, Jr., Chair
James F. Burns, Jr.                John C. Dean                 Gary K. Barr
Clarence J. Ferrari, Jr.           Daniel J. Kelleher           John C. Dean
Dr. Allan C. Kramer                Ann R. Wells                 Henry M. Gay
                                                                Daniel J. Kelleher


                                   PERSONNEL AND
FINANCE                            COMPENSATION / STOCK
- -------                            --------------------
James F. Burns, Jr., Chair         Ann R. Wells, Chair
John C. Dean                       Gary K. Barr
Allan C. Kramer                    Daniel J. Kelleher
James R. Porter                    Michael Roster

AUDIT COMMITTEE (JOINT COMPANY/BANK COMMITTEE)   13 meetings in fiscal year 1994

     - Approves the selection and termination of the Company's independent auditors;
     - Reviews the scope and results of the audit plans of the independent auditors;
     - Reviews the adequacy of the Company's internal accounting controls;
     - Reviews with management, and with the independent auditors, reports filed with banking regulatory agencies and the Securities and Exchange Commission;
     - Evaluates the activities and utilization of the Company's internal auditing personnel; and
     - Oversees management's efforts in ensuring that the Company is complying with accounting standards and with federal and state banking laws.

DIRECTORS' LOAN COMMITTEE (BANK COMMITTEE)       59 meetings in fiscal year 1994

     - Works with management in seeking to ensure that the Bank maintains and enforces the Bank's credit policy and credit procedures;
     - Works with management in ensuring compliance with lending limit restrictions and with established portfolio constraints and limitations;
     - Works with management in ensuring problem credits are identified on a timely basis;
     - Establishes lending authority levels for Bank committees and respective officer levels in the Bank; and
     - Reviews the Bank's community delineations to ensure that they meet the purposes of the Community Reinvestment Act.

EXECUTIVE COMMITTEE                               9 meetings (Company Executive
(SEPARATE COMPANY/BANK COMMITTEES)                Committee) in fiscal year 1994
                                                  1 Meeting (Bank Executive
                                                  Committee) in fiscal year 1994

     -    Works with management in developing long-term strategic plans;
     - Has the authority of the Board between Board meetings, except as otherwise provided by California law; and
     - Serves as the nominating committee for directors as well as Board and Board committee chairs. (Shareholders that wish to submit names of prospective director-nominees for consideration by the Executive Committee should do so in writing to the Secretary of Silicon Valley Bancshares, 2218 N. 1st Street, San Jose, CA 95131.)


FINANCE COMMITTEE (BANK COMMITTEE)                2 meetings in fiscal year 1994

     - Oversees the Bank's investment and funds management policies, which are comprised of the following four policies: investment policy, liquidity management policy, asset/liability management policy, and capital management policy; and
     - Reviews and approves the Company's and the Bank's insurance policies.


PERSONNEL AND COMPENSATION COMMITTEE             11 meetings in fiscal year 1994
(BANK COMMITTEE)

     - Works with management in ensuring that the Bank's long-term and short-term compensation programs are competitive and therefore, effective in attracting, retaining, and motivating highly-skilled personnel;
     - Reviews and approves the Chief Executive Officer's (and the Bank's Managing Committee members') compensation;
     - Ensures that an appropriate mix of long-term and short-term compensation programs are in place to provide performance-oriented incentives to the Bank's employees; and
     - Reviews and approves compensation and employee benefit plans. (With regard to stock-based plans, the Personnel and Compensation Committee coordinates its efforts with those of the Company's Stock Committee.)


STOCK COMMITTEE (COMPANY COMMITTEE)               0 meetings in fiscal year 1994
(COMMITTEE RESPONSIBILITIES PREVIOUSLY HANDLED           (formed in August 1994)
BY JOINT COMPANY/BANK PERSONNEL AND COMPENSATION
COMMITTEE)

     - Reviews and approves all stock-based compensation plans, including employee stock option plans and employee stock ownership plans;
     -    Makes option grants to executive officers; and
     - Works with the Bank's Personnel and Compensation Committee in ensuring that stock-based compensation plans for the Company and the Bank are effective in incentivizing employees to excel in performance.

Actions taken by the above-described Board committees are reported to the Company or Bank Board, as appropriate, following the Committee meetings.

During fiscal year 1994 (ended December 31, 1994), the Board of Directors met 11 times: 9 regular meetings and 2 special meetings. All directors attended at least 75% of the Board meetings and meetings held by Committees of which they were members.

                              DIRECTOR COMPENSATION

Outside directors receive an annual automatic stock grant of 2,500 shares of the Company's Common Stock, together with reimbursement for travel expenses. The Chair of the Board receives an additional annual fee of $5,000. The Chairs of the respective Board Committees, as well as the Vice-Chair of the Board, receive an annual fee of $1,500. Finally, outside directors on the Directors' Loan Committee (including the Chair of this Committee) receive $150 for every Committee meeting attended after the first two in any calendar month. The Committee has five scheduled meetings each calendar month.

At the April 26, 1994 Annual Meeting of Shareholders, the Company's 1989 Stock Option Plan (the "1989 Plan") was amended to provide for annual automatic stock grants of 2,500 shares to each outside director on April 28, 1994, May 1, 1995, and May 1, 1996. Under the terms of the 1989 Plan, the automatic stock awards made on April 28, 1994 (the "April 1994 Awards") were subject to a contractual restriction on resale for two years following the date of grant.

At the October 1994 Board meeting, the Board of Directors approved an amendment to the 1989 Plan, deleting the two-year contractual prohibition on resale or transfer for director stock awards granted under the 1989 Plan on or after the date of approval of such amendment by the Board. In addition, the Company's Board amended the 1989 Plan to grant an award of 2,500 shares in recognition of 1994-1995 service on the Board, to be effective on May 24, 1995, the day after the annual meeting, subject to shareholder approval. In April 1995, the Board of Directors intends to further amend the provisions of the 1989 Plan relating to director awards to change the grant dates for the 1995 and 1996 awards from May 1 of each such year to the day after the annual meeting of shareholders held in such year. An item for approval at the 1995 Shareholders' Meeting (described in Proposal No. 2 of this Proxy Statement) is approval of the October and April amendments to the 1989 Plan.

The Board of Directors authorized the rescission of the April 1994 Awards made under the 1989 Plan and all directors surrendered such awards for cancellation. The basis for the rescission was mutual mistake of fact including, but not limited to, unintended and adverse tax consequences that were not contemplated by the Company or the outside directors.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS


PRINCIPAL SHAREHOLDERS
Information concerning the owners of more than 5% of the outstanding Common Stock of the Company (as of the Record Date) follows. The Company knows of no persons other than those entities described below who beneficially own more than 5% of the outstanding Common Stock of the Company.


          NAME OF BENEFICIAL OWNER         SHARES BENEFICIALLY OWNED
          ------------------------         -------------------------

                                             Number           Percent
                                            of Shares         of Total
                                            ---------         --------
          Entities affiliated with           722,815(1)         8.4%
          Brinson Partners, Inc.
          209 South La Salle
          Chicago, Illinois 60604


          Entities affiliated with           621,745(2)         7.2%
          GeoCapital Corporation
          767 Fifth Avenue
          New York, New York 10153


          H.A. Schupf & Co., Inc.            613,565(3)         7.1%
          101 East 52nd Street
          New York, New York 10022


          The TCW Group, Inc.                443,025(4)         5.1%
          865 South Figueroa Street
          Los Angles, California 90017



_________________________

(1) The number of shares, together with information in this footnote, have been derived from Amendment No. 1 to Schedule 13G completed as of February 13, 1995 by Brinson Partners, Inc. ("BPI"), an investment adviser, for filing with the Securities and Exchange Commission ("SEC"). BPI is a wholly owned subsidiary of Brinson Holdings, Inc. ("BHI"), a parent holding company; and Brinson Trust Company ("BTC"), a bank, is a wholly-owned subsidiary of BPI. BPI and BHI are deemed to beneficially own an aggregate of 722,815 shares held of record by BPI and BTC. BTC has sole voting and dispositive power with respect to 416,290 shares and BPI has sole voting and dispositive power with respect to 306,525 shares at December 31, 1994.
(2) The number of shares in this table, together with information in this footnote, have been derived from the schedule 13G completed as of February 9, 1995 by the subject company for filing with the SEC. GeoCapital Corporation ("GCC") is deemed to be the beneficial owner of 523,745 shares since it has the power to make investment decisions over such shares for its clients; however, GCC does not have any voting power, nor any economic interest in the securities of those clients. The clients are the actual owners of the securities and have the right to receive and the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No individual client has an interest that relates to more than five (5) percent of the class.

     Irwin Lieber and Barry K. Fingerhut, principal stockholders of GCC, own directly 42,650 and 51,350 shares, respectively. Jeanne E. Flaherty, an employee of GCC, owns 500 shares; Seth Lieber, an employee of GCC, owns 1,500 shares; and Jonathan Lieber, an employee of GCC, owns 2,000 shares. In addition, by reason of their ownership interests in GCC, Mssrs. Lieber and Fingerhut may also be deemed to be indirect beneficial owners of the 523,745 shares that GeoCapital Corporation is deemed to own beneficially.

                                       21

(3) The number of shares in this table, together with information in this footnote, have been derived from Amendment No. 2 to Schedule 13G completed as of January 5, 1995 by the subject company for filing with the SEC. H.A. Schupf & Co., Inc., an investment adviser, has sole voting power with respect to 50,000 shares and sole dispositive power with respect to all 613,565 shares. Its clients are the actual owners of 563,565 of the shares and have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No individual client has an interest that relates to more than five (5) percent of the class.

(4) The number of shares in this table, together with information in this footnote, have been derived from the Schedule 13G completed as of January 30, 1995 by the subject company for filing with the SEC. The TCW Group, Inc. ("TCW") is the parent holding company of two subsidiaries that own the Company's securities: (1) Trust Company of the West, a bank, and (2) TCW Asset Management Company, an investment adviser. TCW has sole voting and dispositive power with respect to all 443,025 shares.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The Company believes that during fiscal year 1994, with the exception of the following items, its officers (as defined in the rules under Section 16 of the Exchange Act) and directors have complied with all Section 16(a) filing requirements. Mr. Dean filed a total of two reports late in fiscal years 1993 and 1994, relating to a total of three transactions (one of which related to a 1993 rollover into the Company's Employee Stock Ownership Plan (an ERISA plan) ("ESOP") and the other two of which related to the simultaneous purchase and gift of 30 shares, in the aggregate, of Company stock in 1994). Mssrs. Forrester, Smith, and Woodward amended their 1993 Reports in 1995 to reflect ESOP allocations to them, respectively, for fiscal year 1993 and for prior fiscal years.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors of the Company and Bank and the entities with which they are affiliated are customers of the Bank and have had banking transactions with the Bank in the ordinary course of business. The Board of Directors of the Bank adopted a policy during 1992 to prohibit new loans or the renewal of existing loans to insiders after December 31, 1993. Term loans existing at December 31, 1992 were permitted to remain outstanding until scheduled maturity. The Company believes that all extensions of credit included in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of the Board of Directors of the Bank, did not involve more than a normal risk of collectability or default or present any other unfavorable features.

See also "COMPENSATION OF EXECUTIVE OFFICERS - Personnel and Compensation Committee Interlocks and Insider Participation".

                                 PROPOSAL NO. 2
                            APPROVAL OF AMENDMENTS TO
              THE SILICON VALLEY BANCSHARES 1989 STOCK OPTION PLAN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE OPTION PLAN

PROPOSED AMENDMENTS
The 1989 Silicon Valley Bancshares Stock Option Plan ("Option Plan") was amended by the Board of Directors in October 1994, subject to approval by the Company's shareholders, to modify the Option Plan's automatic stock grant program for directors, for the purpose of: (i) deleting the two-year prohibition on resale or transfer of automatic director stock grants made on or after the date of such amendment, and (ii) issuing stock awards of 2,500 shares to each director in recognition of 1994-1995 service on the Board, to be effective May 24, 1995, the day after the Annual Meeting. In April 1995, the Board of Directors intends to further amend the provisions of the Option Plan relating to director stock grants to change the grant dates for the 1995 and 1996 awards from May 1 of each such year to the day after the annual meeting of shareholders held in such year. The above-described items are the proposed amendments to the Option Plan that are being submitted to the shareholders for approval at the 1995 Annual Meeting.


PARTICIPATION IN THE OPTION PLAN
The grant of options, stock purchase rights and stock bonuses under the Option Plan to employees, including the executive officers named in the Summary Compensation Table (the "Named Officers"), is subject to the discretion of the Company's Board of Directors or of the Stock Committee (to which Committee the Board has delegated authority to administer the Option Plan) (the "Administrator"). As of the date of this proxy statement, the only awards that have been granted under the Option Plan are options and stock bonuses. There has been no determination made by the Administrator with respect to future discretionary awards to employees under the Option Plan. Accordingly, future awards to employees are not determinable. Non-employee directors are only eligible to participate in the automatic grant program under the Option Plan. The automatic grant of shares to non-employee directors under the plan is non-discretionary but is subject to the continued service as a director on the automatic grant date. Accordingly, future awards to non-employee directors are not determinable. The following table sets forth information with respect to the grant of options during the last fiscal year:


- -------------------------------------------------------------------------------------------------------------------------------
                                                TABLE 4 - AMENDED PLAN BENEFITS TABLE
                                                       1989 STOCK OPTION PLAN
- -------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                                           DOLLAR VALUE OF   SHARES SUBJECT TO
NAME                                                    POSITION                             OPTIONS(1)       OPTIONS GRANTED
- -------------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------------
John C. Dean                         President and Chief Executive Officer                        --                 --
- -------------------------------------------------------------------------------------------------------------------------------
Allyn C. Woodward, Jr.               Executive Vice President and Chief Operating Officer      $135,000            10,000
- -------------------------------------------------------------------------------------------------------------------------------
A. John Busch                        Executive Vice President, Chief Credit Officer and         $47,250             3,500
                                     General Counsel
- -------------------------------------------------------------------------------------------------------------------------------
James F. Forrester                   Executive Vice President                                  $202,500            15,000
- -------------------------------------------------------------------------------------------------------------------------------
Richard H. Harding                   Executive Vice President                                   $47,250             3,500
- -------------------------------------------------------------------------------------------------------------------------------
All Current Executive                                                                          $803,250            59,500
- -------------------------------------------------------------------------------------------------------------------------------
Officers as a Group
- -------------------------------------------------------------------------------------------------------------------------------
All Other Employees as a Group                                                                $2,075,625           153,750
- -------------------------------------------------------------------------------------------------------------------------------
All Outside Directors as a Group (2)                                                              --                 --
- -------------------------------------------------------------------------------------------------------------------------------

_________________________________
(1) Dollar value does not represent potential realizable value to the optionee, but was computed by multiplying the number of shares by the closing market price of the Company's Common Stock of $13.50 on December 30, 1994 as quoted in the National Association of Securities Dealers Automated Quotation/National Market System.
(2) Automatic stock grants to outside directors that would have been made on April 28, 1994 were rescinded due to mutual mistake of fact.


The essential features of the Option Plan are outlined below. The description below assumes that the amendments to the Option Plan are approved by the shareholders.


GENERAL
The Board of Directors believes that the ability to grant equity-based awards is an important factor in attracting and retaining skilled employees, directors and consultants. The Board believes that such equity-based awards help to align the interests of employees, directors and consultants with the interests of the Company and shareholders of the Company.


ESSENTIAL FEATURES
The Option Plan provides for the grant of stock options, stock bonuses and stock purchase rights to eligible participants. As of April 3, 1995, options to purchase 1,665,059 shares of Common Stock had been granted under the Option Plan, with a weighted average exercise price of $9.37 per share, of which options to purchase 272,702 shares had been exercised and options to purchase 1,010,048 shares were outstanding and 193,782 shares were available for future grant.


PURPOSE
The purposes of the Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of the Company and to promote the success of the Company's business.


ADMINISTRATION
With respect to discretionary grants of options, stock bonus awards or stock purchase rights to employees who are also officers or directors of the Company subject to Section 16(b) of the Exchange Act, the Option Plan will be administered by (i) the Board of Directors of the Company if the Board of Directors may administer the Option Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (ii) the Stock Committee, in conjunction with the Personnel and Compensation Committee (collectively, the "Committee") designated by the Boards of Directors of the Company and the Bank to administer the Option Plan, which Committee will be constituted in such a manner as to permit the Option Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. With respect to grants of options, stock purchase rights or stock bonus awards to employees or consultants who are neither officers nor directors of the Company, the Option Plan will be administered by (i) the Board of Directors, or (ii) the Committee. With respect to the annual automatic stock awards to members of the Board of Directors, as described below, such grants shall be automatic and not subject to the discretion of any person.


ELIGIBILITY
The Option Plan provides that discretionary awards may be granted to employees, directors and consultants of the Company or any parent or majority-owned subsidiary. Incentive stock options may be granted only to employees. Except with respect to annual automatic stock bonus awards to members of the Board of Directors, the Board or the Committee selects the recipients and determines the number of shares to be subject to each award. In making such determination, the duties and responsibilities of the recipient, the value of his or her services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service and other relevant factors are taken into account. As of April 3, 1995, there are approximately 332 employees, 11 directors and 1 consultant eligible to participate in the Option Plan.


AUTOMATIC STOCK AWARDS TO DIRECTORS
The Option Plan, as amended, provides that members of the Board of Directors, who are not also employees of the Company (or affiliates thereof) and who have not been employees of the Company (or affiliates thereof) for the period commencing three years prior to the date of any grants under this paragraph ("Outside Directors"), shall be automatically awarded 2,500 shares of the Company's Common Stock on (i) the day after shareholder approval of the amendments to the Option Plan is obtained (May 24, 1995) (1994 Grant), (ii) the day after the annual meeting of shareholders held in 1995 (May 24, 1995) (1995 Grant) and (iii) the day after the annual meeting of shareholders held in 1996 (1996 Grant). Moreover, Outside Directors who are appointed or elected to the Board subsequent to any of the above grant dates shall automatically be awarded a number of shares of the Company's Common Stock, on the date of such appointment or election, determined by multiplying 2,500 by a fraction, the numerator of which shall be the number of months until the next May 1 (counting any partial month as a full month) and the denominator of which shall be 12, which number shall be rounded down to the nearest whole integer.

Director stock awards granted under the Option Plan, as amended, are not subject to vesting or contractual transfer restrictions.


LIMITATIONS ON AWARDS
The Option Plan limits the discretion allowed to the Committee in granting awards. This limitation is intended to preserve the Company's ability to deduct for federal income tax purposes the compensation expense relating to awards granted to certain executive officers under the Option Plan. Without this provision in the Option Plan, the federal tax legislation enacted in August 1993 might limit the Company's ability to deduct such compensation expense.

The limitation provides that no employee may be granted in any one fiscal year awards to receive more than 250,000 shares of Common Stock of the Company.


TERMS OF OPTIONS
The terms of options granted under the Option Plan are determined by the Board or the Committee. Each option granted under the Option Plan is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

(a) EXERCISE OF THE OPTION. Under forms of Option Agreements used with the Option Plan, options typically vest as to one-quarter to one-third of the shares after the first year of grant and at the rate of one-quarter to one-third of the shares per year thereafter, as determined by the Board of Directors or the Committee, although different vesting schedules may be used.

     An option granted under the Option Plan is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, other shares of the Company's Common Stock which have been held by the optionee for at least six months, cashless exercise or any combination of such methods of payment, or such other consideration and method of payment as is permitted under applicable laws.

(b) EXERCISE PRICE. The per share exercise price of options granted under the Option Plan is determined by the Board or the Committee and, in the case of incentive stock options, may not be less than 100% of the fair market value on the date of grant. However, in the case of options granted to an optionee who owns more than 10% of the voting power or value of all classes of stock of the Company, the per share exercise price must not be less than 110% of the fair market value on the date of grant.

(c) TERMINATION OF STATUS AS AN EMPLOYEE, CONSULTANT OR DIRECTOR. If the optionee's employment or consulting relationship with the Company or status as a Director is terminated for any reason (other than death or disability), options are exercisable for three months (or such other period of time not exceeding six months as is determined by the Board or the Committee ) after such termination as to all or part of the shares as to which the optionee was entitled to exercise at the date of such termination.

(d) DEATH OR DISABILITY OF OPTIONEE. Options are exercisable for no more than 12 months (or such shorter time as is determined by the Board, or the Committee, with such determination in the case of an Incentive Stock Option being made at the time of grant of the option) following termination because of a permanent and total disability or within 12 months by the employee's estate after his or her death.

(e) TERM AND TERMINATION OF OPTIONS. Options granted under the Option Plan shall be for a term not to exceed ten years, as determined by the Board or the Committee on the date of grant. No option may be exercised by any person after the expiration of its term. In the case of an option granted to an optionee who, immediately before the grant of such option, owns more than 10% of the voting power of all classes of stock of the Company, the term of the option may not be more than five years.

(f) OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Board or the Committee.


TERMS OF STOCK PURCHASE RIGHTS
The Option Plan permits the Company to grant stock purchase rights to purchase Common Stock of the Company ("Stock Purchase Rights") either alone, in addition to, or in tandem with other awards under the Option Plan and/or cash awards made outside the Option Plan. Upon the granting of a Stock Purchase Right, the offeree shall be advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase, the price to be paid and the time within which the offeree must accept such offer (which shall in no event exceed 60 days from the date upon which the Administrator made the determination to grant the Stock Purchase Right). The offer shall be accepted by execution of a restricted stock purchase agreement between the Company and the offeree.

Unless the Administrator of the Silicon Valley Bancshares 1989 Stock Option Plan determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death or permanent and total disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.


TERMS OF STOCK BONUS AWARDS
The Option Plan also permits the granting of Stock Bonus Awards. Such awards shall be based on such performance or employment-related factors as the Administrator, in its discretion, shall determine. Stock Bonus Awards may vary from participant to participant and group to group. Such awards shall be granted for no cash consideration.

Stock Bonus Awards will be payable in Common Stock of the Company and may be subject to forfeiture provisions (i.e., may be in the form of restricted stock).


NONTRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS
An option or right is not transferable by the recipient, other than by will or the laws of descent and distribution, and is exercisable during the recipient's lifetime only by the recipient. In the event of the recipient's death, options or rights may be exercised by a person who acquires the right to exercise the option or right by bequest or inheritance.


CHANGES IN CAPITALIZATION
In the event a change, such as a stock split or stock dividend payable in Common Stock, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustment shall be made in the price and number of shares subject to outstanding awards. Appropriate adjustment will also be made in the number of shares of Common Stock which have been authorized for issuance under the Option Plan but as to which no awards have yet been granted or which have been returned to the Option Plan upon cancellation of an award. Such adjustments shall be made by the Board of Directors, whose determination shall be final, binding and conclusive, subject to any required action by the shareholders of the Company.

In the event of a "Change in Control" (defined below) recipients of outstanding options and rights shall have the right to exercise, and shall be vested as to, all outstanding options and rights as to all of the stock covered thereby, including shares as to which the option or right would not otherwise be exercisable or vested. If outstanding options and rights become fully vested in the event of a Change in Control, the Board shall notify all participants that their outstanding options and rights shall be fully exercisable for a period of three months (or such other period of time not exceeding six months as is determined by the Board or Committee at the time of grant) from the date of such notice, and any unexercised options or rights shall terminate upon the expiration of such period.

"Change in Control" means:

(1) the acquisition of fifty percent or more of the outstanding voting stock of the Company or the Bank by any person or entity, with certain exceptions for employee benefit plans of the Company or the Bank;

(2) the acquisition of twenty-five percent or more of the outstanding voting stock of the Company or the Bank by any person or entity and a change in the composition of the Board during the following 12 months such that those persons serving as directors immediately prior to the share acquisition, and those new directors elected by a vote of at least two-thirds of the directors of the Company or the Bank, cease to make up at least sixty percent of the directors of the Company or the Bank;

(3) a merger or consolidation of the Company or the Bank with any other corporation, other than a merger or consolidation in which the shareholders of the Company or the Bank immediately prior thereto continue to own at least seventy-five percent of the outstanding voting stock of the Company or the Bank; or

(4) the complete liquidation of the Company or the Bank, or disposition of all or substantially all of the Company's or the Bank's assets.


AMENDMENT AND TERMINATION OF THE PLAN
The Board may amend or terminate the Option Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 promulgated under Section 16 of the Exchange Act or with Section 422 of the Internal Revenue Code (the "Code") (or any other successor or applicable law or regulation), the Company shall obtain shareholder approval of any Option Plan amendment in such a manner and to such a degree as is required by the applicable law, rule or regulation. Any amendment or termination of the Option Plan shall not affect awards already granted and such awards shall remain in full force and effect as if the Option Plan had not adversely been amended or terminated, unless mutually agreed otherwise between the recipient and the Company, which agreement must be in writing and signed by the recipient and the Company.


In any event, the Option Plan shall terminate in 1999. Any awards outstanding under the Option Plan at the time of its termination shall remain outstanding until they expire by their terms.


TAX INFORMATION
Stock Options. Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

NONSTATUTORY STOCK OPTIONS. All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of a nonstatutory option.

STOCK PURCHASE RIGHTS. Stock Purchase Rights will generally be taxed in the same manner as nonstatutory options. However, restricted stock is usually purchased upon exercise of a Stock Purchase Right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock ceases to be subject to substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company (i.e., as it "vests"). At such times, the purchaser will recognize the ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. However, a purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, would be equal to the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period would commence on the purchase date. The ordinary income recognized by a purchaser who is an employee will be treated as wages and will be subject to tax withholding by the Company out of the current compensation of the purchaser. If such current compensation is insufficient to pay the withholding tax, the purchaser will be required to make direct payment to the Company for the tax liability. Generally, the Company will be entitled to a tax deduction in the amount and at the time the purchaser recognizes ordinary income.

Different rules may apply in the case of purchasers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

STOCK BONUS AWARDS. A recipient who receives restricted stock pursuant to a Stock Bonus Award will recognize ordinary income equal to the fair market value of the stock at the time or times the restrictions lapse (unless a Code
Section 83(b) election is timely filed at the time of grant). Different rules may apply if the recipient is subject to Section 16(b) of the Exchange Act. Generally, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income.

The foregoing is only a summary of the effect of federal income taxation upon the grantee and the Company with respect to the grant and exercise of options, and with respect to the grant of stock purchase rights and stock bonus awards, under the Option Plan. It does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

VOTE REQUIRED
Approval of the amendments to the 1989 Stock Option Plan requires the affirmative vote of a majority of the Votes Cast.


                                 PROPOSAL NO. 3
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


The firm of KPMG Peat Marwick LLP, which was selected as the independent auditors for the Company and the Bank in November 1994, has been selected by the Audit Committee and approved by the Board of Directors of the Company to be its independent auditors for the 1995 fiscal year. KPMG Peat Marwick LLP has no interest, financial or otherwise, in the Company or the Bank.

Representatives from the firm of KPMG Peat Marwick LLP will be present at the Annual Meeting of Shareholders and afforded the opportunity to make a statement if they desire to do so, and will be available to respond to shareholders' questions.

The Company's financial statements for fiscal year 1993 were audited by Deloitte & Touche LLP. On November 1, 1994, the Audit Committee of the Board of Directors of the Company (i) dismissed the firm of Deloitte & Touche LLP as independent auditors for the Company and its subsidiaries and (ii) retained the firm of KPMG Peat Marwick LLP as independent auditors for the Company and its subsidiaries for the fiscal year ending December 31, 1994. None of the reports by Deloitte & Touche LLP on the financial statements of the Company for the years in the two-year period ended December 31, 1993, and the subsequent interim period, contain any adverse opinions or disclaimers of opinion nor are they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the years in the two-year period ended December 31, 1993, and in the subsequent interim period, there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their reports. At the Company's request, Deloitte & Touche LLP provided a letter addressed to the Securities and Exchange Commission stating that it agreed with the above statements.


                   SHAREHOLDER PROPOSALS--1996 ANNUAL MEETING

Shareholders are entitled to present proposals for action at a forthcoming Annual Meeting of Shareholders if they comply with the requirements of California corporate law, the proxy rules and the Company's Bylaws. Any shareholder proposal intended to be presented at the 1996 Annual Meeting of Shareholders of the Company must be received at the Company's San Jose office on or before December 15, 1995 in order to be considered for possible inclusion in the Company's Proxy Statement and form of proxy relating to such annual meeting.


                               1994 ANNUAL REPORT

Enclosed is a copy of the Company's 1994 Annual Report to Shareholders, including financial statements for the year ended December 31, 1994. Shareholders who wish to obtain, without charge, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1994 as filed with the Securities and Exchange Commission should address a written request to Shareholder Relations, Silicon Valley Bancshares, 2232 North First Street, San Jose, California 95131.

                                  OTHER MATTERS

As of the date of this Proxy Statement, there are no other matters that Management intends to present or has reason to believe others will present at the Annual Meeting. If other matters properly come before the Annual Meeting, those who act as Proxy Holders will vote in accordance with their best judgment.



                             THE BOARD OF DIRECTORS



     San Jose, California                         A. Catherine Ngo
     April 13, 1995                               Corporate Secretary

                            SILICON VALLEY BANCSHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    PROXY FOR ANNUAL MEETING IF SHAREHOLDERS

                              TUESDAY, MAY 23, 1995

     The undersigned appoints JOHN C. DEAN and A.CATHERINE NGO or either of them, with full power of substitution for himself or herself, as the Proxy Holder of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on Tuesday, May 23, 1995, at 4:00 p.m. at the RENAISSANCE MEETING CENTER AT TECHMART, SILICON VALLEY ROOM, 5201 GREAT AMERICA PARKWAY, SANTA CLARA, CALIFORNIA 95054 and any postponements or adjournments thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.

1. To elect directors to serve for the ensuing year and until their successors are elected.

   / / FOR all nominees listed below, with   / / WITHHOLD AUTHORITY to vote for
       the discretionary authority to            all nominees listed below.
       cumulate votes, except votes
       withheld

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT EMPLOYEE'S NAME APPEARING IN THE LIST BELOW:

Gary K. Barr, James F. Burns, Jr., John C. Dean, Clarence J. Ferrari, Jr., Henry M. Gay, Daniel J. Kellehaer, James R. Porter, Michael Roster, Roger V. Smith, and Ann R. Wells

2. To ratify and approve amendments to the Silicon Valley Bancshares 1989 Stock Option Plan.

               / / FOR             / / AGAINST              / / ABSTAIN

3. To ratify the appointments of KPMG Peat MARWICK LLP as the Company's independent auditors.

               / / FOR             / / AGAINST              / / ABSTAIN

                                                       (CONTINUED ON OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

4. To vote or otherwise represent the shares on any other business which may properly come before the meeting and any postponements or adjournments thereof, according to the Proxy Holder's decision and in their discretion.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, AS THE SAID PROXY HOLDERS DEEM ADVISABLE.

                                             -----------------------------------
                                                   (Shareholder Signature)


                                             -----------------------------------
                                                   (Name typed or printed)


                                             Date signed ______________, 1995

                                             I plan to attend the meeting,

                                                       / / YES        / / NO

                                             Sign exactly as your name(s)
                                             appears(s) on your stock
                                             certificate.  A corporation is
                                             requested to sign its name by its
                                             President or other duly authorized
                                             officer, with the officer held
                                             designated.  Executors,
                                             administrators, trustees, etc., are
                                             requested to so indicate when
                                             signing.  If stock is registered in
                                             two names, both should sign.

        SHAREHOLDERS SHOULD MARK, SIGN AND DATE THIS PROXY PROMPTLY AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.

                            SILICON VALLEY BANCSHARES
                             1989 STOCK OPTION PLAN

               AMENDMENT AND RESTATEMENT EFFECTIVE AS OF THE DATE
                   OF OBTAINING SHAREHOLDER APPROVAL IN 1995.



1.   PURPOSE

     The purpose of this Silicon Valley Bancshares Stock Option Plan (the "Plan") is to provide a method whereby those key employees, directors and consultants of Silicon Valley Bancshares (the "Company") and its affiliates, who are primarily responsible for the management and growth of the Company's business and who are presently making and are expected to make substantial contributions to the Company's future management and growth, may be offered incentives in addition to those presently available, and may be stimulated by increased personal involvement in the success of the Company to continue in its service, thereby advancing the interests of the Company and its shareholders.

     The word "affiliate," as used in the Plan, means any bank or corporation in any unbroken chain of banks or corporations beginning or ending with the Company, if at the time of the granting of an option, right or stock bonus award, each such bank or corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other banks or corporations in the chain.

2.   ADMINISTRATION

     (i) Multiple Administrative Bodies. If permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3;" the "Exchange Act"), the Plan may be administered by different bodies with respect to directors, officers who are not directors, and employees who are neither directors nor officers.

     (ii)    Administration With Respect to Directors and Officers Subject to
Section 16(b). Except for the automatic grants to directors provided for in Sections 6 and 9, which shall be automatic and not subject to any discretion, with respect to option, stock purchase right or stock bonus award grants made to employees who are also officers or directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) the Stock Committee of the Board, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3 (the Board or its committee shall be referred to herein as the "Committee"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

     (iii) Administration With Respect to Other Persons. With respect to option, stock purchase right or stock bonus award grants made to employees or consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy applicable laws (the Board or its committee shall be referred to herein as the "Committee"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by applicable laws.

     (iv) The Company shall effect the grant of options, rights and stock bonus awards under the Plan by execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe the Plan and the terms of any option, right or stock bonus award granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options, rights or stock bonus awards and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to (i) determine which persons meet the requirements of Section 3 hereof for selection as participants in the Plan; (ii) determine to whom of the eligible persons, if any, options, right or stock bonus award shall be granted under the Plan; (iii) establish the terms and conditions required or permitted to be included in every option, right or stock bonus award agreement or any amendments thereto, including whether options to be granted thereunder shall be "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (hereinafter the "Code") or nonstatutory stock options not described in Section 422 of the Code; (iv) specify the number of shares to be covered by each option, right or stock bonus award; (v) determine the fair market value of shares of the Company's common stock used by a participant to exercise options or rights; (vi) grant options or rights in exchange for cancellation of options or rights granted earlier at different exercise prices;
(vii) take appropriate action to amend any option, right or stock bonus award hereunder, provided that no such action may be taken without the written consent of the affected participant; and (viii) make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

3.   ELIGIBILITY

     The persons who shall be eligible to receive options, rights or stock bonus awards under this Plan shall be the key employees and officers of the Company and its affiliates, persons who became employees of the Company or its affiliates within thirty days of the date of grant of an option, right or stock bonus award, directors of the Company or its affiliates, and consultants of the Company or its affiliates.

4.   THE SHARES

     The shares of stock subject to options, rights or stock bonus awards authorized to be granted under the Plan shall consist of one million four hundred and seventy-six thousand five hundred and thirty-two (1,476,532) shares of the Company's no par value Common Stock (hereinafter the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in Section 11 hereof. Upon the expiration or termination for any reason of an outstanding option or right under the Plan which has not been exercised in full, all unissued Shares thereunder shall again become available for the grant of options, rights or stock bonus awards under the Plan.

5.   LIMITATION ON PLAN AWARDS

     The following limitations shall apply to grants of options, stock purchase rights and stock bonus awards to Employees:

     (i) No Employee shall be granted, in any fiscal year of the Company, options, stock purchase rights or stock bonus awards to purchase more than two hundred and fifty thousand (250,000) Shares.

     (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11.

     (iii) If an option, stock purchase right or stock bonus award is cancelled (other than in connection with a transaction described in Section 11), the cancelled option, stock purchase right or stock bonus award will be counted against the limit set forth in Section 5. For this purpose, if the exercise price of an option or stock purchase right is reduced, the transaction will be treated as a cancellation of the option or stock purchase right and the grant of a new option or stock purchase right.

6.   GRANT, TERMS AND CONDITIONS OF OPTIONS

     A.      AUTOMATIC GRANTS TO OUTSIDE DIRECTORS

     Members of the Board of Directors of the Company who are not employees of the Company ("Outside Directors") shall, in January, 1991 on the date of the regularly scheduled meeting of the Board of Directors of the Company and on the January meeting of the Board of Directors in 1992 and 1993, each be granted an option to purchase 2,000 Shares under the Plan; provided, however, that if there are insufficient Shares available under the Plan for each Outside Director to receive an option to purchase 2,000 Shares (as adjusted) in any year, the number of Shares subject to each option shall equal the total number of available Shares remaining under the Plan divided by the number of Outside Directors on such date, as rounded down to avoid fractional Shares. All options granted to Outside Directors shall be subject to the following terms and conditions:

     (i) Nonstatutory Options. All stock options granted to Outside Directors pursuant to the Plan shall be nonstatutory stock options.

     (ii) Option Price. The purchase price under each option granted to an Outside Director shall be one hundred percent of the fair market value of the Shares subject thereto on the date the option is granted, as such value is determined by the Committee. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2.

     (iii) Duration and Vesting of Options. Each option shall be for a three-year term and shall be immediately vested for exercise in full on the date of grant. The termination of the Plan shall not alter the maximum duration, the vesting provisions, or any other term or condition of any option granted prior to the termination of the Plan.

     (iv) Termination of Tenure on the Board. Unless the Committee determines otherwise, upon the termination of an optionee's status as a member of the Board, his or her rights to exercise an option then held shall be only as follows:

     DEATH OR DISABILITY: If an optionee's tenure on the Board is terminated by death or disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of optionee's death) shall have the right for a period of twelve months following the date of such death or disability to exercise the option to the extent the optionee was entitled to exercise such option on the date of the optionee's death or disability; provided the actual date of exercise is in no event after the expiration of the term of the option. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

     OTHER REASONS: If an optionee's tenure on the Board is terminated for any reason other than those mentioned above under "Death or Disability," the optionee may, within three months (or such longer period not exceeding six months as the Board may determine) following such termination, exercise the option to the extent such option was exercisable by the optionee on the date of such termination, provided the date of exercise is in no event after the expiration of the term of the option.

     (v)     The automatic grants to Outside Directors pursuant to this
Section 5.A shall not be subject to the discretion of any person. The provisions of this Section 5.A shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder. Any amendment to this Section 5.A shall, to the extent required by applicable rules of the Securities and Exchange Commission, be approved by the shareholders of the Company.

     B.      GRANTS TO EMPLOYEES AND CONSULTANTS

     Options, at the discretion of the Committee, may be granted at any time prior to the termination of the Plan to persons who are employees or consultants of the Company, including employees who are also directors of the Company. Options granted by the Committee to employees and consultants pursuant to the Plan shall be subject to the following terms and conditions:

     (i) Grant of Options. Stock options granted pursuant to the Plan may be either incentive stock options or nonstatutory stock options. If the aggregate fair market value of the Shares which are exercisable for the first time during any one calendar year under all incentive stock options held by an optionee exceeds $100,000 (determined at the time of the grant of the options), such options shall be treated as nonstatutory stock options to the extent of such excess.

     (ii) Option Price. The purchase price under each option shall be determined by the Committee; provided, however, that (i) the purchase price of a nonstatutory stock option shall not be less than one hundred percent of the fair market value of the Shares subject thereto on the date the option is granted,
(ii) the purchase price
of an incentive stock option granted to an individual who does not own stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not be less than one hundred percent of the fair market value of the Shares subject thereto on the date the option is granted, and (iii) the purchase price of an incentive stock option granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not be less than one hundred ten percent of the fair market value of the Shares subject thereto on the date the option is granted. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2.

     (iii) Duration of Options. Each option shall be for a term determined by the Committee; provided, however, that the term of any option may not exceed ten years and, provided further, that the term of any option granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not exceed five years. Each option shall vest in such manner and at such time as the Committee shall determine and the Committee may accelerate the time of exercise of any option, provided, however, that if compliance with the terms of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended (hereinafter the "Exchange Act") so requires, no option may vest prior to six months after the date of grant. The termination of the Plan shall not alter the maximum duration, the vesting provisions, or any other term or condition of any option granted prior to the termination of the Plan.

     (iv) Termination of Employment or Consultant Status. Unless the Committee determines otherwise, upon the termination of an optionee's status as an employee or officer of the Company, his or her rights to exercise an option then held shall be only as follows;

     DEATH OR DISABILITY: If an optionee's employment or status as a consultant is terminated by death or disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of optionee's death) shall have the right for a period of twelve (12) months following the date of such death or disability to exercise the option to the extent the optionee was entitled to exercise such option on the date of the optionee's death or disability; provided the actual date of exercise is in no event after the expiration of the term of the option. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

     CAUSE: If an optionee's employment or status as a consultant is terminated because such optionee is determined by the Board to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if an optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Company, induces any client or customer of the Company to break any contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with the Company, or if an optionee is removed from any office of the Company by any bank regulatory agency, neither the optionee nor the optionee's estate shall be entitled to exercise any option with respect to any Shares whatsoever. In making such determination, the Board shall act fairly and shall give the optionee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the optionee's behalf. For the purpose of this paragraph, termination of employment or consultant status shall be deemed to occur when the Company dispatches notice or advice to the optionee that the optionee's employment or status as a consultant is terminated, and not at the time of optionee's receipt thereof.

     OTHER REASONS: If an optionee's employment or status as a consultant is terminated for any reason other than those mentioned above under "Death or Disability" and "Cause," the optionee may, within three months (or within such other period not exceeding six months as may be determined by the Committee) following such termination, exercise the option to the extent such option was exercisable by the optionee on the date of termination of the optionee's employment or status as a consultant; provided the date of exercise is in no event after the expiration of the term of the option and provided further that any option which is exercisable more than three months following termination shall be treated as a nonstatutory option whether or not it was designated as such at the time it was granted.

     C.      TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS

     The following terms and conditions shall apply to all options granted pursuant to the Plan:

       (i) Exercise of Options. To the extent the right to purchase Shares has vested under an optionee's stock option agreement, options may be exercised from time to time by delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, together with written notice to the Secretary of the Company, identifying the option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. An optionee may also exercise an option by electing to deliver shares of Company Common Stock that have been held by the optionee for at least six months. The Committee may, in its discretion, permit optionees who are employees of the Company to pay the exercise price of options by delivering to the Company a full recourse promissory Note. Such an election is subject to approval or disapproval by the Committee, and if the optionee is subject to short-swing profit liability under Section 16 of the Exchange Act, the timing of the election must satisfy the requirements of Rule 16b-3, as promulgated under the Exchange Act. The Company shall deliver to the optionee, which delivery shall be not less than fifteen (15) days and not more than thirty
(30) days after the giving of such notice, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

     (ii) Use of Proceeds from Stock. Proceeds from the sale of Shares pursuant to the exercise of options granted under the Plan shall constitute general funds of the Company.

     (iii) Rights as a Shareholder. The optionee shall have no rights as a shareholder with respect to any Shares until the date of issuance of a stock certificate for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Section 11 hereof.

     (iv) Withholding. The Company shall have the right to condition the issuance of shares upon exercise of a nonstatutory stock option upon payment by the optionee of any income taxes required to be withheld under federal, state or local tax laws or regulations in connection with such exercise.

     (v) Limitations on Grants to Directors. No Director of the Company shall be granted options in any one calendar year which would entitle him or her to acquire more than ten percent of the Shares, as adjusted pursuant to
Section 11. The aggregate amount of Shares subject to options granted to all Directors of the Company as a group shall not exceed thirty-three percent of the Shares, as adjusted pursuant to Section 11.

     (vi) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the plan, shall confer upon any optionee any right to continue in the employ or in the status as a director or consultant of the Company, nor limit in any way the right of the Company to terminate an optionee's employment or status as a consultant at any time.

7.   STOCK BONUS AWARDS

     Stock bonus awards may be either granted alone or in addition to options and other rights granted under the Plan. Such awards shall be granted for no cash consideration. The Committee shall determine, in its sole discretion, the terms, conditions and restrictions for each stock bonus award, and shall determine any performance or employment related factors to be considered in the granting of stock bonus awards and the extent to which such stock bonus awards have been earned. Stock bonus awards may vary from participant to participant and between groups of participants. Each stock bonus award shall be confirmed by, and be subject to the terms of, a stock bonus award agreement.

8.   STOCK PURCHASE RIGHTS

     (i) Rights to Purchase. Stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer stock purchase rights under the Plan, it shall advise the offeree in writing, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed sixty (60) days from the date upon which the Committee made the determination to grant the stock purchase right. The offer shall be accepted by execution of a restricted stock purchase agreement in the form determined by the Committee.

     (ii) Repurchase Option. Unless the Committee determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Committee.

     (iii)   Rule 16b-3.  Stock purchase rights granted to individual subject to
Section 16 of the Exchange Act, and Shares purchased by such individuals in connection with stock purchase rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a stock purchase right, and may only sell Shares purchased pursuant to the grant of a stock purchase right, during such time or times as are permitted by Rule 16b-3.

     (iv) Other Provisions. The restricted stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of restricted stock purchase agreements need not be the same with respect to each purchaser.

     (v) Rights as a Shareholder. Once the stock purchase right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock purchase right is exercised, except as provided in Section 11 of the Plan.

9.   AUTOMATIC OUTSIDE DIRECTOR STOCK AWARDS

     Members of the Board of Directors of the Company who are not also employees of the Company or its affiliates and who have not been employees of the Company or its affiliates for the period commencing three years prior to the date of any grants under this Section 9, shall be automatically awarded 2,500 shares of Company common stock on (i) the day after shareholder approval of the amendment to this Section 9 of the Option Plan (approved by the Board of Directors in October 1994) is obtained (1994 Grant), (ii) the day after shareholder approval of the amendment to this Section 9 of the Option Plan (to be approved by the Board of Directors in April 1995) is obtained (1995 Grant) and (iii) the day after the 1996 Annual Meeting of Shareholders (1996 Grant). Moreover, members of the Board of Directors who are appointed or elected to the Board subsequent to any of the above grant dates shall automatically be awarded a number of shares of Company common stock, on the date of such appointment or election, determined by multiplying 2,500 by a fraction, the numerator of which shall be the number of months until the next May 1 (counting any partial month as a full month) and the denominator of which shall be 12, which number shall be rounded down to the nearest whole integer.

     The automatic grants to certain Outside Directors pursuant to this
Section 9 shall not be subject to the discretion of any person. The provisions of this Section 9 shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder. Any amendment to this Section 9 shall, to the extent required by applicable rules of the Securities and Exchange Commission, be approved by the shareholders of the Company.

10.  NON-TRANSFERABILITY

     Each option and right shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the participant's lifetime only by the participant, or in the event of disability, the participant's qualified representative. In addition, in order for Shares acquired under incentive stock options to receive the tax treatment afforded such shares, the Shares may not be disposed of within two years from the date of the option grant nor within one year after the date of transfer of such Shares to the optionee.

11.  ADJUSTMENT OF, AND CHANGES IN, THE SHARES

     In the event the shares of Common Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of Shares of Common Stock of the Company shall be increased through the payment of a stock dividend, there shall be substituted for or added to each Share of Common

Stock of the Company theretofore appropriated or thereafter subject or which may become subject to an option, right or stock bonus award under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Company shall be so changed, or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. In addition, appropriate adjustment shall be made in the number and kind of Shares as to the outstanding options, rights or stock bonus awards or portions thereof, then unexercised, so that any participant's proportionate interest in the Company by reason of his or her rights under unexercised portions of such options, rights or stock bonus awards shall be maintained as before the occurrence of such event. Such adjustment in outstanding options or rights shall be made without change in the total price to the unexercised portion of the option or right, and with a corresponding adjustment in the option or right price per share.

     In the event of a proposed dissolution or liquidation of the Company, options, rights and shares outstanding under the Plan shall become accelerated so as to become 100% vested immediately prior to the consummation of such proposed action.

     In the event of a "change in control" (as defined in the immediately succeeding paragraph), all outstanding options, rights and shares under the Plan, shall become 100% vested. If outstanding options and rights become fully vested in the event of a change in control, the Board shall notify all participants that their outstanding options and rights shall be fully exercisable for a period of 3 months (or such other period of time not exceeding six months as is determined by the Board at the time of grant) from the date of such notice, and any unexercised options or rights shall terminate upon the expiration of such period.

"Change in control" means the occurrence of any of the following events:

     (i) Any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company or of the Company's wholly-owned bank subsidiary (the "Bank") in substantially the same proportions as their ownership of stock in the Company or the Bank (as the case may be), becomes after the date hereof the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or the Bank representing fifty percent (50%) or more of the total voting power represented by the Company's or the Bank's then outstanding securities that vote generally in the election of directors ("Voting Securities");

     (ii) Any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company or the Bank in substantially the same proportions as their ownership of stock in the Company or the Bank (as the case may be), becomes after the date hereof the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty-five percent (25%) or more of the Voting Securities of the Company or the Bank, and within a period of twelve (12) months of such acquisition of beneficial ownership, individuals who at the beginning of such period constitute the Board of Directors of the Company or the Bank, or any new director whose election or nomination was approved by a vote of at least two-thirds of the directors of the Company or the Bank (as the case may be), then still in office who were directors at the beginning of such period, or whose election or nomination was previously so approved, cease for any reason to constitute at least sixty percent (60%) of the directors of the Company or the Bank;

     (iii) The merger or consolidation of the Company or the Bank with any other corporation, other than a merger or consolidation in which the shareholders of the Company or the Bank (as the case may be) immediately prior thereto continue to own, directly or indirectly, Voting Securities representing at least seventy-five percent (75%) of the total voting power of the entity surviving such merger or consolidation; or

     (iv) The complete liquidation of the Company or the Bank or sale or disposition by the Company or the Bank (in one transaction or a series of transactions) of all or substantially all of the Company's or the Bank's assets.

     No right to purchase fractional shares shall result from any adjustment in options or rights pursuant to this Section 11. In case of any such adjustment, the shares subject to the option or right shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option or right which was in fact so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

     To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     Except as expressly provided in this Section 11, a participant shall have no rights by reason of any of the following events: (1) subdivision or consolidation of shares of stock of any class issued by the Company; (2) payment by the Company of any stock dividend; (3) any other increase or decrease in the number of shares of stock of any class; (4) any dissolution, liquidation, merger, consolidation, spin-off or acquisition of assets or stock of another corporation by the Company. Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of shares of Common Stock subject to the option, right or stock bonus award, and no adjustment by reason thereof shall be made.

     The grant of an option, right or stock bonus award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

12.  LISTING OR QUALIFICATION OF SHARES

     All options and rights granted under the Plan are subject to the requirement that if at any time the Committee shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of the Shares under the option or right, the option or right may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained, free of any condition not acceptable to the Committee.

13.  BINDING EFFECT OF CONDITIONS

     The conditions and stipulations herein contained, or in any option, right or stock bonus award granted pursuant to the Plan shall be, and constitute, a covenant running with all of the Shares acquired by the participant pursuant to this Plan, directly or indirectly, whether the same have been issued or not, and those Shares owned by the participant shall not be sold, assigned or transferred by any person save and except in accordance with the terms and conditions herein provided. In addition, the participant shall agree to use the participant's best efforts to cause the officers of the Company to refuse to record on the books of the Company any assignment or transfer made or attempted to be made, except as provided in the Plan, and to cause said officers to refuse to cancel old certificates or to issue or deliver new certificates therefor where the purchaser or assignee has acquired certificates or the shares represented thereby, except strictly in accordance with the provisions of the Plan.

14.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in a manner that requires shareholder approval for continued compliance with the terms of Rule 16b-3, as promulgated under the Exchange Act, Section 422 of the Code, any successor rules, or other regulatory authority. Except as provided in Section 11, no termination, modification or amendment of the Plan may, without the consent of any employee or officer to whom such option, right or stock bonus award was previously granted under the Plan, adversely affect the rights of such employee or officer under such option, right or stock bonus award.

     The Plan, unless sooner terminated, shall terminate ten years from the date the Plan is adopted by the Board. An option, right or stock bonus award may not be granted under the Plan after the Plan is terminated.

15.  EFFECTIVENESS OF THE PLAN

     The Plan shall become effective only upon adoption by the Board. The effectiveness of the Plan shall be conditioned upon the approval of the Plan by the shareholders of the Company within twelve (12) months of the adoption of the Plan by the Board. Options, rights or stock bonus awards may be granted from time to time, as the Committee may determine; provided, however, that the exercise of any option or right under the Plan shall be conditioned upon the registration of the Shares with the Securities and Exchange Commission and qualification of the options, rights and underlying Shares under the California securities laws unless in the opinion of counsel to the Company such registration or qualification is not necessary.

16.  PRIVILEGES OF STOCK OWNERSHIP, SECURITIES LAW COMPLIANCE AND NOTICE OF SALE

     No participant shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the participant. No Shares shall be purchased upon the exercise of any option unless and until all of the then applicable requirements of any (i) regulatory agencies having jurisdiction and (ii) any exchanges upon which the Common Stock of the Company may be listed shall have been fully complied with. The Company shall diligently endeavor to comply with all applicable securities laws before any options, rights or stock bonus awards are granted under the Plan and before any Shares are issued pursuant to the exercise of such options, rights or stock bonus awards. The participant shall give the Company notice of any sale or other disposition of any such Shares not more than five days after such sale or disposition.

17.  INDEMNIFICATION

     To the extent permitted by applicable law in effect from time to time, no member of the Board or the Committee shall be liable for any action or omission of any other member of the Board or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding; provided the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to he in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Company by a shareholder or holder of a voting trust certificate representing shares of the Company. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.